AWARD/CONTRACT                        1. THIS CONTRACT IS A RATED ORDER    RATING                                      PAGE 1 OF 21
UNDER DPAS (15 CFR 700)               DOA7

2. CONTRACT (PROC. INST. IDENT) NO.   3. EFFECTIVE DATE       4. REQUISITION/PURCHASE REQUEST/PROJECT NO.
   DAAB07-03-C-P002                                                                        SEE SCHEDULE

5. ISSUED BY                          CODE W15P7T             6. ADMINISTERED BY (IF OTHER THAN ITEM 5)                 CODE 50323A
 S0513A
Commander US Army CECOM, ACQ CENTER                           DCMC SANTA ANA
Anita Fischer (732) 427-1343
AMSEL-ACC-RT-E                                                34 CIVIC CENTER PLAZA
FORT MONMOUTH, NY 07703-5008                                  P O BOX C-12700
                                                              SANTA ANA, CA 92712-2700
                                                              SCD C                  PAS NONE             ADP PT SC1002
Email address: ANITA.FISCHER@MAIL1.MONMOUTH.ARMY.MIL

7. NAME AND ADDRESS OF CONTRACTOR (NO. STREET, CITY, COUNTY, STATE, AND ZIP CODE)    [ ] 8. DELIVERY      [ ] OTHER (SEE BELOW)
HI ENERGY TECHNOLOGIES, INC.                                                             FOB ORIGIN
1601 ALTON PARKWAY, UNIT B
IRVINE, CA 92606-4801                                                                9. DISCOUNT FOR PROMPT PAYMENT

TYPE BUSINESS: Other Small Business Performing in U.S.                 10. SUBMIT INVOICES                                   ITEM
12
                                                                       (4 COPIES UNLESS OTHERWISE SPECIFIED)
CODE 1QP18                 FACILITY CODE                               TO THE ADDRESS SHOWN IN:

11. SHIP TO/MARK FOR       CODE                                        12. PAYMENT WILL BE MADE BY                  CODE MQ0330
SEE SCHEDULE                                                           DFAS-COLUMBUS CENTER
                                                                       WEST ENTITLEMENT OPERATIONS
                                                                       P.O. BOX 182381
                                                                       COLUMBUS, OH 43218-2381

13. AUTHORITY FOR USING OTHER THAN FULL AND OPEN COMPETITION:          14. ACCOUNTING AND APPROPRIATION DATA
[ ] 10 U.S.C. 2304(C) ( )            41 U.S.C. 253(C)( )               ACRN: AA 21 2204000002627525P665502255Y S28043 W15GK8

15A. ITEM NO.      15B. SCHEDULE OF SUPPLIES/SERVICES   15C. QUANTITY  15D. UNIT        15E. UNIT PRICE     15F. AMOUNT
SEE SCHEDULE       CONTRACT TYPE:            KIND OF CONTRACT
                   Firm-Fixed Price          Research and Development Contracts

         Contract Expiration Date: 2004JAN31         15G. TOTAL AMOUNT OF CONTRACT          $415,000.00

                                                   16. TABLE OF CONTENTS
-----------------------------------------------------------------------------------------------------------------------------------
    (X)        SECTION                DESCRIPTION             PAGE(S)  (X)   SECTION          DESCRIPTION              PAGE(S)
-----------------------------------------------------------------------------------------------------------------------------------
                                 PART I- THE SCHEDULE                                   PART II CONTRACT CLAUSES
-----------------------------------------------------------------------------------------------------------------------------------
     X            A           SOLICITATION/CONTRACT FORM         1      X       1           CONTRACT CLAUSES             19
-----------------------------------------------------------------------------------------------------------------------------------
     X            B            SUPPLIES OR SERVICES AND          3                     PART III-LIST OF DOCUMENT,
                                     PRICES/COSTS                                          EXHIBITS AND OTHER
                                                                                              ATTACHMENTS
-----------------------------------------------------------------------------------------------------------------------------------
     X            C        DESCRIPTION/SPECS./WORK STATEMENT    10      X       J          LIST OF ATTACHMENT            21
-----------------------------------------------------------------------------------------------------------------------------------
     X            D              PACKAGING AND MARKING          12                    PART IV-REPRESENTATIONS AND
                                                                                              INSTRUCTIONS
-----------------------------------------------------------------------------------------------------------------------------------
     X            E            INSPECTION AND ACCEPTANCE        13              K           REPRESENTATIONS,
                                                                                       CERTIFICATIONS, AND OTHER
                                                                                         STATEMENTS OF OFFERORS
-----------------------------------------------------------------------------------------------------------------------------------
     X            F            DELIVERIES OR PERFORMANCE        14
-----------------------------------------------------------------------------------------------------------------------------------
     X            G          CONTRACT ADMINISTRATION DATA       15              L         INSTRS., CONDS., AND
                                                                                          NOTICES TO OFFERORS
-----------------------------------------------------------------------------------------------------------------------------------
                  H          SPECIAL CONTRACT REQUIREMENTS                      M     EVALUATION FACTORS FOR AWARD
-----------------------------------------------------------------------------------------------------------------------------------
                                  CONTRACTING OFFICER WILL COMPLETE ITEM 17 OR 18 AS APPLICABLE
-----------------------------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------------------------
   17. CONTRACTOR'S NEGOTIATED AGREEMENT (CONTRACTOR IS            18. AWARD (CONTRACTOR IS NOT REQUIRED TO SIGN THIS DOCUMENT.)
REQUIRED TO SIGN THIS DOCUMENT AND RETURN COPIES TO                YOUR OFFER ON
ISSUING OFFICE.) CONTRACTOR AGREES TO FURNISH AND DELIVER          SOLICITATION NUMBER INCLUDING THE ADDITIONS OR
ALL ITEMS                                                          CHANGES MADE BY YOU WHICH ADDITIONS OR CHANGES ARE SET FORTH IN
OR PERFORM ALL THE SERVICES SET FORTH OR OTHERWISE                 FULL ABOVE, IS
IDENTIFIED ABOVE                                                   HEREBY ACCEPTED AS TO THE ITEMS LISTED ABOVE AND ON ANY
AND ON ANY CONTINUATION SHEETS FOR THE CONSIDERATION STATED        CONTINUATION SHEETS. THIS AWARD CONSUMMATES THE CONTRACT
HEREIN.                                                            WHICH CONSISTS OF THE FOLLOWING DOCUMENTS: (A)
THE RIGHTS AND OBLIGATIONS OF THE PARTIES TO THIS CONTRACT         THE GOVERNMENT'S SOLICITATION AND YOUR OFFER, AND (B) THIS
SHALL BE                                                           AWARD/CONTRACT. NO
SUBJECT TO AND GOVERNED BY THE FOLLOWING DOCUMENTS: (A) THIS       FURTHER CONTRACTUAL DOCUMENT IS NECESSARY.
AWARD/CONTRACT, (B) THE SOLICITATION, IF ANY, AND (C) SUCH
PROVISIONS,
REPRESENTATIONS, CERTIFICATIONS, AND SPECIFICATIONS, AS ARE
ATTACHED
OR INCORPORATED BY REFERENCE HEREIN. (ATTACHMENTS ARE LISTED
HEREIN.)
-----------------------------------------------------------------------------------------------------------------------------------
19A. NAME AND TITLE OF SIGNER (TYPE OR PRINT) 20A. NAME OF         20 A. NAME OF CONTRACTING OFFICER
CONTRACTING OFFICER                                                 VIRGINIA KNIGHT
                                                                      VIRGINIA.KNIGHT@MAIL1.MONMOUTH.ARMY.MIL (732) 532-4348
-----------------------------------------------------------------------------------------------------------------------------------
19B. NAME OF CONTRACTOR          19C. DATE SIGNED                  20B. UNITED STATES OF AMERICA          20C. DATE SIGNED
                                 01/15/03
BY /S/ Tom Pascoe                                                  BY /S/ Virginia Knight                      01/15/03

(SIGNATURE OF PERSON                                               (SIGNATURE OF PERSON
AUTHORIZED TO SIGN)                                                AUTHORIZED TO SIGN)
-----------------------------------------------------------------------------------------------------------------------------------

CONTINUATION SHEET     REFERENCE NO. OF DOCUMENT BEING CONTINUED    PAGE 2 OF 21
                       PIIN/SIIN DAAB07-03-C-P002                        MOD/AMD

NAME OF OFFEROR OR CONTRACTOR: HI ENERGY TECHNOLOGIES, INC.

SECTION A - SUPPLEMENTAL INFORMATION

This contract is a SBIR Phase II for the Research and Development of a Super Sensor to be developed by HiEnergy Technologies, Inc.

1. The performance of this contract is a Firm Fixed Price effort for $415,000.00.

2. Payments are based on performance and are outlined in Section B.

3. DD 250 Forms will function as the invoices to be submitted for payment. The specific instructions for processing the DD 250 are stated in Section H-3 in the clause 52.6115, Material Inspection and Receiving Reports (DD Form 250).

                         *** END OF NARRATIVE A 001 ***

CONTINUATION SHEET     REFERENCE NO. OF DOCUMENT BEING CONTINUED    PAGE 3 OF 21
                       PIIN/SIIN DAAB07-03-C-P002                        MOD/AMD

NAME OF OFFEROR OR CONTRACTOR: HI ENERGY TECHNOLOGIES, INC.

ITEM NO           SUPPLIES/SERVICES                                               QUANTITY      UNIT     UNT PRICE       AMOUNT
                  SECTION B - SUPPLIES OR SERVICES
                               AND PRICES/COSTS

0001              Supplies or Services and Prices/Costs

                  SECURITY CLASS: Unclassified

0001AA            HI ENERGY TECHNOLOGIES SUPERSENSOR                              1             EA                     $34,587.00

                  NOUN: PROGRAM STATUS REPORT
                  PRON: 1G27092ACJ PRON AMD: 01 ACRN: AA
                  AMS CD: 665502M4055 This is a SBIR Phase II Research and
                  Development effort that follows on from the Phase I SBIR to continue development of a Supersensor in accordance with HiEnergy Technologies proposal incorporated by reference at Section B, Attachment 001. This is a Firm Fixed Price effort for $415,000.00 with a period of performance of 12 months. The funding will be performance based as payable monthly reports and is provided starting at this SLIN 0001AA through 0001AL.
                  The final payment is provided at SLIN 0002AA.

                  (End of narrative B001)

                  Inspection and Acceptance
                  INSPECTION: Destination   ACCEPTANCE: Destination
                  Deliveries or Performance
                  DLVR SCH                  PERF COMPL

                  REL CD            QUANTITY         DATE
                  ------            ---------        ----
                  001               1                14-FEB-2003

                                  $34,587.00

0001AB            PROGRESS, STATUS AND MANAGEMENT REPORT                          1             EA                       $34,583.00

                  NOUN: DATA ITEM
                  PRON: 1G27092ACJ PRON AMD: 01 ACRN: AA
                  AMS CD: 665502M4055
                    Progress, Status Management Report, Contract
                    Data Requirements List, DD Form 1423, DI-MGMT-
                    80227. See Section J, Exhibit A.

                           (End of narrative B001)

                  Inspection and Acceptance
                  INSPECTION: Destination   ACCEPTANCE: Destination


CONTINUATION SHEET     REFERENCE NO. OF DOCUMENT BEING CONTINUED    PAGE 4 OF 21
                       PIIN/SIIN DAAB07-03-C-P002        MOD/AMD

NAME OF OFFEROR OR CONTRACTOR: HI ENERGY TECHNOLOGIES, INC.

ITEM NO           SUPPLIES/SERVICES                                               QUANTITY      UNIT     UNT PRICE       AMOUNT

                  Deliveries or Performance
                  DLVR SCH

                  REL CD            QUANTITY         DATE
                  ------            ---------        ----
                  001               1                14-MAR-2003

                                   $34,583.00

0001AC            PROGRESS, STATUS AND MANAGEMENT REPORT                          1             EA                       $34,583.00

                  NOUN: PROGRESS STATUS REPORT
                  PRON: 1G27092ACJ PRON AMD: 01 ACRN: AA
                  AMS CD: 665502M4055
                    Progress, Status Management Report, Contract
                    Data Requirements List, DD Form 1423, DI-MGMT-
                    80227. See Section J, Exhibit A.

                  (End of narrative B001)

                  Inspection and Acceptance
                  INSPECTION: Destination   ACCEPTANCE: Destination

                  Deliveries or Performance
                  DLVR SCH P                ERF COMPL
                  REL CD            QUANTITY         DATE
                  ------            ---------        ----
                  001               1                15-APR-2003

                                    $34,583.00

0001AD            PROGRESS, STATUS AND MANAGEMENT REPORT                          1             EA                       $34,583.00

                  NOUN: DATA ITEM
                  PRON: 1G27092ACJ PRON AMD: 01 ACRN: AA
                  AMS CD: 665502M4055
                    Progress, Status Management Report, Contract
                    Data Requirements List, DD Form 1423, DI-MGMT-
                    80227. See Section J, Exhibit A.

                  (End of narrative B001)

                  Inspection and Acceptance
                  INSPECTION: Destination   ACCEPTANCE: Destination

                  Deliveries or Performance
                  DLVR SCH                 PERF COMPL
                  REL CD            QUANTITY         DATE
                  ------            ---------        ----
                  001               1                15-MAY-2003

                                   $34,583.00

CONTINUATION SHEET     REFERENCE NO. OF DOCUMENT BEING CONTINUED    PAGE 5 OF 21
                       PIIN/SIIN                         MOD/AMD

NAME OF OFFEROR OR CONTRACTOR: HI ENERGY TECHNOLOGIES, INC.

ITEM NO           SUPPLIES/SERVICES                                               QUANTITY      UNIT     UNT PRICE       AMOUNT

0001AE            PROGRESS, STATUS, AND MANAGEMENT REPORT                         1             EA                       $34,583.00

                  NOUN: DATA ITEM
                  PRON: 1G27092ACJ PRON AMD: 01 ACRN: AA
                  AMS CD: 665502M4055
                    Progress, Status Management Report, Contract
                    Data Requirements List, DD Form 1423, DI-MGMT-
                    80227. See Section J, Exhibit A.

                  (End of narrative B001)

                  Inspection and Acceptance
                  -------------------------
                  INSPECTION: Destination   ACCEPTANCE: Destination

                  Deliveries or Performance
                  -------------------------
                  DLVR SCH                 PERF COMPL
                  REL CD            QUANTITY         DATE
                  ------            ---------        ----
                  001               1                15-JUN-2003

                                   $34,583.00

ITEM NO           SUPPLIES/SERVICES                                               QUANTITY      UNIT     UNIT PRICE       AMOUNT

0001AF            PROGRESS, STATUS AND MANAGEMENT REPORT                          1             EA                       $34,583.00

                  NOUN: DATA ITEM
                  PRON: 1G27092ACJ PRON AMD: 01 ACRN: AA
                  AMS CD: 665502M4055
                    Progress, Status Management Report, Contract
                    Data Requirements List, DD Form 1423, DI-MGMT-
                    80227. See Section J, Exhibit A.

                  (End of narrative B001)

                  Inspection and Acceptance
                  -------------------------
                  INSPECTION: Destination   ACCEPTANCE: Destination

                  Deliveries or Performance
                  -------------------------
                  DLVR SCH                 PERF COMPL
                  REL CD            QUANTITY         DATE
                  ------            ---------        ----
                  001               1                15-JUL-2003

                                $34,583.00

ITEM NO           SUPPLIES/SERVICES                                               QUANTITY      UNIT     UNIT PRICE       AMOUNT
0001AG            PROGRESS, STATUS AND MANAGEMENT REPORT                          1             EA                       $34,583.00

                  NOUN: DATA ITEM
                  PRON: 1G27092ACJ PRON AMD: 01 ACRN: AA


CONTINUATION SHEET     REFERENCE NO. OF DOCUMENT BEING CONTINUED    PAGE 6 OF 21
                       PIIN/SIIN DAAB07-03-C-P002        MOD/AMD

NAME OF OFFEROR OR CONTRACTOR: HI ENERGY TECHNOLOGIES, INC.

ITEM NO           SUPPLIES/SERVICES                                               QUANTITY      UNIT     UNT PRICE       AMOUNT
                  AMS CD: 665502M4055

                  Inspection and Acceptance
                  -------------------------
                  INSPECTION: Destination ACCEPTANCE: Destination

                  Deliveries or Performance
                  -------------------------
                  DLVR SCH                 PERF COMPL
                  REL CD            QUANTITY         DATE
                  ------            ---------        ----
                  001               1                15-AUG-2003

                                   $34,583.00

0001AH            PROGRESS, STATUS AND MANAGEMENT REPORT                          1             EA                       $34,583.00

                  NOUN: DATA ITEM
                  PRON: 1G27092ACJ PRON AMD: 01 ACRN: AA
                  AMS CD: 665502M4055
                    Progress, Status Management Report, Contract
                    Data Requirements List, DD Form 1423, DI-MGMT-
                    80227. See Section J, Exhibit A.

                           (End of narrative B001)

                  Inspection and Acceptance
                  INSPECTION: Destination    ACCEPTANCE: Destination

                  Deliveries or Performance
                  -------------------------
                  DLVR SCH                 PERF COMPL
                  REL CD            QUANTITY         DATE
                  ------            ---------        ----
                  001               1                15-SEP-2003

                                  $34,583.00

0001AJ            PROGRESS, STATUS AND MANAGEMENT REPORT                          1             EA                       $34,583.00


                  NOUN: DATA ITEM
                  PRON: 1G27092ACJ PRON AMD: 01 ACRN: AA
                  AMS CD: 665502M4055
                    Progress, Status Management Report, Contract
                    Data Requirements List, DD Form 1423, DI-MGMT-
                    80227. See Section J, Exhibit A.

                           (End of narrative B001)


CONTINUATION SHEET     REFERENCE NO. OF DOCUMENT BEING CONTINUED    PAGE 7 OF 21
                       PIIN/SIIN DAAB07-03-C-P002        MOD/AMD

NAME OF OFFEROR OR CONTRACTOR: HI ENERGY TECHNOLOGIES, INC.

ITEM NO           SUPPLIES/SERVICES                                               QUANTITY      UNIT     UNT PRICE       AMOUNT

                  Inspection and Acceptance
                  INSPECTION: Destination ACCEPTANCE: Destination

                  Deliveries or Performance
                  -------------------------
                  DLVR SCH                 PERF COMPL
                  REL CD            QUANTITY         DATE
                  ------            ---------        ----
                  001               1                15-OCT-2003

                                   $34,583.00

0001AK            PROGRESS, STATUS AND MANAGEMENT REPORT                          1             EA                       $34,583.00
                  --------------------------------------
                  NOUN: DATA ITEM
                  PRON: 1G27092ACJ PRON AMD: 01 ACRN: AA
                  AMS CD: 665502M4055
                    Progress, Status Management Report, Contract
                    Data Requirements List, DD Form 1423, DI-MGMT-
                    80227. See Section J, Exhibit A.

                           (End of narrative B001)

                  Inspection and Acceptance
                  INSPECTION: Destination    ACCEPTANCE: Destination

                  Deliveries or Performance
                  -------------------------
                  DLVR SCH                 PERF COMPL
                  REL CD            QUANTITY         DATE
                  ------            ---------        ----
                  001               1                15-NOV-2003

                                  $34,583.00

0001AL            PROGRESS, STATUS AND MANAGEMENT REPORT                          1             EA                       $34,583.00

                  NOUN: DATA ITEM
                  PRON: 1G27092ACJ PRON AMD: 01 ACRN: AA
                  AMS CD: 665502M4055
                  Progress, Status Management Report, Contract
                  Data Requirements List, DD Form 1423, DI-MGMT-
                  80227. See Section J, Exhibit A.

                  (End of narrative B001)

                  Inspection and Acceptance
                  INSPECTION: Destination ACCEPTANCE: Destination

                  Deliveries or Performance
                  -------------------------
                  DLVR SCH                 PERF COMPL
                  REL CD            QUANTITY         DATE
                  ------            ---------        ----
                  001               1                15-DEC-2003

                                   $34,583.00

02                Supplies or Services and Prices/Costs



CONTINUATION SHEET     REFERENCE NO. OF DOCUMENT BEING CONTINUED    PAGE 8 OF 21
                       PIIN/SIIN DAAB07-03-C-P002        MOD/AMD

NAME OF OFFEROR OR CONTRACTOR: HI ENERGY TECHNOLOGIES, INC.

ITEM NO           SUPPLIES/SERVICES                                               QUANTITY      UNIT     UNT PRICE       AMOUNT

                  SECURITY CLASS: Unclassified

0002AA            SCIENTIFIC AND TECHNICAL REPORT                                 1             EA                       $34,583.00

                  NOUN: FINAL REPORT
                  PRON: 1G27092ACJ PRON AMD: 01 ACRN: AA
                  AMS CD: 665502M4055
                    Scientific and Technical Report, Final
                    Report, Contract Data Requirements List, DD
                    Form 1423, DI-MISC-80711A. See Section J,
                    Exhibit B.

                  (End of narrative B001)

                  Inspection and Acceptance
                  -------------------------
                  INSPECTION: Destination    ACCEPTANCE: Destination

                  Deliveries or Performance
                  -------------------------
                  DLVR SCH                 PERF COMPL
                  REL CD            QUANTITY         DATE
                  ------            ---------        ----
                  001               1                31-JAN-2004

                  $34,583.00

0003              Supplies or Services and Prices/Costs

                  SECURITY CLASS: Unclassified

                  SCIENTIFIC AND TECHNICAL REPORT                                 1             LO       $** NSP **       $** NSP
 **

                  NOUN: SCIENTIFIC DATA
                    Scientific and Technical Report, Scientific
                    Data, Contract Data Requirements List, DD
                    Form 1423, DI-MGMT-80711A. See Section J,
                    Exhibit B.

                           (End of narrative B001)

                  Inspection and Acceptance
                  INSPECTION: Destination    ACCEPTANCE: Destination

0004              Supplies or Services and Prices/Costs

                  SECURITY CLASS: Unclassified

                  HI ENERGY TECHNOLOGIES, INC SUPERSENSOR                         12            EA                      $364,955.00

                  NOUN: OPTION



CONTINUATION SHEET     REFERENCE NO. OF DOCUMENT BEING CONTINUED    PAGE 9 OF 21
                       PIIN/SIIN DAAB07-03-C-P002        MOD/AMD

NAME OF OFFEROR OR CONTRACTOR: HI ENERGY TECHNOLOGIES, INC.

ITEM NO           SUPPLIES/SERVICES                                               QUANTITY      UNIT     UNT PRICE       AMOUNT

                  This CLIN provides for a priced option that if exercised will be funded for $364,955.00. Payment will be made based on performance. At the time this option is exercised payments will be broken out as 0005AA through 0005AL.

                           (End of narrative B001)

                  Inspection and Acceptance
                  INSPECTION: Destination   ACCEPTANCE: Destination

                  Deliveries or Performance
                  -------------------------
                  DLVR SCH                 PERF COMPL
                  REL CD            QUANTITY         DATE
                  ------            ---------        ----
                  001               12               UNDEFINITIZED


CONTINUATION SHEET     REFERENCE NO. OF DOCUMENT BEING CONTINUED   PAGE 10 OF 21
                       PIIN/SIIN DAAB07-03-C-P002        MOD/AMD

NAME OF OFFEROR OR CONTRACTOR: HI ENERGY TECHNOLOGIES, INC.

SECTION C - DESCRIPTION/SPECIFICATIONS/WORK STATEMENT

         Regulatory Cite                             Title                                       Date
         ---------------   -------------------------------------------------------------------   ----

C-1      52.6900           ORDER OF PRECEDENCE, ISSUE OF SPECIFICATIONS (STATEMENT OF WORK)      JUL/1999


     1. The documents listed at Attachment 003 are directly cited within this solicitation/contract and are furnished at Section J. The equipment on contract will be produced in accordance with these documents.

     2. The issue(s) (i.e., number, revision, title and issuance date) of the documents cited at Attachment 002 govern over any other issue of the same document(s) cited elsewhere within this solicitation/contract. However, when applicable, modifications/exceptions to these documents apply as specified in the provision entitled 'Modifications/Exceptions to Listed Specifications and Drawings' in Section C. When necessary, copies of cancelled or superseded specifications and/or standards applicable to this solicitation/contract are furnished at Section J (also see provision entitled 'Cancelled Specification Reinstated' in Section C).

     3. When applicable, a list of the Contract Data Requirements Lists (CDRLs - DD Form 1423s) that apply to this contract is furnished at Exhibits A through D. The contractor will prepare and deliver the data and information in accordance with the requirements, quantities and schedules set forth by these CDRLs. The issue of the Data Item Description listed in the Acquisition Management Systems and Data Requirements Control List (AMSDL) (DOD 5010.12-L) dated 1 July 2002 applies unless stated explicitly elsewhere in this solicitation/contract. When necessary, copies of canceled or superseded Data Item Descriptions applicable to this solicitation/contract are furnished at Section J.

     4. The offeror/contractor is responsible for reviewing the entire solicitation/contract to identify all directly cited and subsequent referenced documents. Unless stated explicitly elsewhere in this solicitation/contract, the issue of these documents is that which appears in the hard copy edition of the Department of Defense Index of Specification and Standards (DoDISS), dated 1 May 2002, and Supplement -6-. Immediately upon completion of this review, the offeror/contractor will notify the Procuring Contracting Officer (PCO) of any conflicts or misunderstandings between this provision and other contractual requirements.

     5. All directly cited or referenced documents not furnished with this solicitation may be obtained as follows:

          a. Specifications, Standards and Data Item Descriptions listed in the DoDISS. Obtain these documents from:

                    DODSSP
                    Building 4/Section D
                    700 Robbins Avenue
                    Philadelphia, PA 19111-5094

                    FAX: (215) 697-1462

          Note that requests for specification MIL-E-1 must include reference to the tube type.

          b. Commercial Specifications, Standards, and Standards and Descriptions. When applicable, obtain these documents directly from the publisher.

          c. Standard Practice for Commercial Packaging (ASTM D 3951-95). When applicable, obtain this document from:

                    American Society for Testing and Materials
                    1916 Race St.
                    Philadelphia, PA 19103

NOTE: You may also obtain Specification and Standard Information via the Defense Standardization Program Office Webpage, http://www.dodssp.daps.mil. Free registration for a UserID and password are required prior to using ASSIST-Online. In most cases, you will be able to download cases from your standard browser. The ASSIST-Online Website is located at:
http://assist.daps.mil

     6. Notes for Solicitations Involving Government-Furnished Drawings. The drawings specified in this solicitation depict the physical and functional requirements for the complete item and parts thereof. They do not contain complete details of all intervening processes, from raw material to finished products, which are necessary to fabricate, control, test, adjust, assemble and inspect the equipment on order.

          a. Drawing Review and Certification.

          (1) The government has examined the Technical Data Package and believes that all drawings and related drawing lists needed to prepare a realistic bid/offer and construct the equipment are included therein.

HI ENERGY TECHNOLOGIES, INC.

CONTINUATION SHEET     REFERENCE NO. OF DOCUMENT BEING CONTINUED   PAGE 11 OF 21
                       PIIN/SIIN DAAB07-03-C-P002        MOD/AMD

NAME OF OFFEROR OR CONTRACTOR: HI ENERGY TECHNOLOGIES, INC.


          (2) The bidder/offeror/contractor shall utilize the documents (35mm aperture card or digital computerized files) copies of the drawings supplied with this solicitation as a basis for preparing the bid/offer and constructing the equipment on order in the event of contract award. The bidder/offeror is responsible for assuring that these documents contain all drawings cited in Attachment -7-, excluding drawings for those items which will be government-furnished for incorporation into the equipment on order. Missing or illegible drawings must be reported to the PCO within 15 days after issuance of this solicitation.

          (3) Concurrent with the submission of the bid/offer, the bidder/offeror will certify that the document set of drawings in the bidder's/offeror's possession is complete and legible. If not submitted, the successful bidder/offeror will be required to furnish such certification prior to award.

          (4) Failure by the bidder/offeror to advise the government of any missing or illegible drawings, or to provide the certification described in paragraph 6.a.(3) above will not be considered an excusable cause for late deliveries or the submission of nonconforming supplies nor constitute grounds for a claim against the government subsequent to contract award.

          b. Disposition of Drawings and Specifications.

          (1) Nonclassified drawings and specifications furnished with this solicitation/contract are not to be returned to the government. They may be retained by the offeror for future reference or disposed of in any manner at the discretion of the offeror.

          (2) Disposition of classified documents furnished with this solicitation/contract shall be in accordance with Chapter 5, Section 7, of the National Industrial Security Program Operating Manual (NISPOM), January 1995, DoD 5220.22-M.

     7. Discrepancies in Section B Item Descriptions. The bidder/offeror is responsible for notifying the PCO immediately in the event that:

          a. A line item in this solicitation does not identify the correct part number, drawing number, or specification, or

          b. The identification of such parts is inconsistent, or

          c. The line item refers to an obsolete part/model or a part/model which is no longer the latest baseline configuration for that time.

In such situations, the bidder/offeror will submit correcting information to the PCO for evaluation and action.

                      DEFINITION OF DAC/DAYS AFTER CONTRACT

The abbreviation 'DAC' for days after contract as used on the Contract Data Requirements List, DD Form 1423, attached to this solicitation or contract, means days after (checked date applies):

(N/A) effective date of contract.

(X) date of contract award.

(End of clause)

CONTINUATION SHEET     REFERENCE NO. OF DOCUMENT BEING CONTINUED   PAGE 12 OF 21
                       PIIN/SIIN DAAB07-03-C-P002        MOD/AMD

NAME OF OFFEROR OR CONTRACTOR: HI ENERGY TECHNOLOGIES, INC.

SECTION D - PACKAGING AND MARKING

          Regulatory Cite                            Title                                       Date
          ---------------  ------------------------------------------------------------------    ----
D-1       52.7043          STANDARD PRACTICE FOR COMMERCIAL PACKAGING                            APR/1999


          Commercial packaging of drawings, test reports, software, and other data items shall be in accordance with ASTM D 3951-98. Hardware deliverables shall also be packaged in accordance with ASTM D 3951-98. All packages shall be marked in accordance with MIL-STD-129 (a waiver-free document). Bar Code Markings are required IAW ANSI/AIM-BC1, Uniform Symbology Specification Code 39 and MIL-STD-129. Intermediate packaging is required to facilitate handling and inventory control whenever the size of the unit package is 64 cubic inches or less. Unit packs requiring intermediate packing shall be packed in quantities governed by the following:

a.   Maximum of 100 unit packs per intermediate container.

b.   Maximum net load of 40 pounds.

c. Maximum size of 1.5 cubic feet with at least two dimensions not exceeding 16 inches

Unless otherwise specified, shipments shall be unitized into a single load that can be handled as a unit throughout the distribution system. The supplier is responsible for performing package testing as specified in ASTM D 3951-98. The government reserves the right to perform any of the tests.
Copies of ASTM D 3951-98 are available from the: American Society for Testing and Materials
100 Barr Harbor Drive
West Conshohocken, PA 19248-2959.
12 21
DAAB07-03-C-P002
HI ENERGY TECHNOLOGIES, INC

CONTINUATION SHEET     REFERENCE NO. OF DOCUMENT BEING CONTINUED   PAGE 13 OF 21
                       PIIN/SIIN DAAB07-03-C-P002        MOD/AMD

NAME OF OFFEROR OR CONTRACTOR: HI ENERGY TECHNOLOGIES, INC.
SECTION E - INSPECTION AND ACCEPTANCE

          Regulatory Cite                            Title                                       Date
          ---------------  -------------------------------------------------------------------   ----
E-1       52.246-02        INSPECTION OF SUPPLIES - FIXED-PRICE                                  AUG/1996
E-2       52.246-07        INSPECTION OF RESEARCH AND DEVELOPMENT - FIXED-PRICE                  AUG/1996
13 21


CONTINUATION SHEET     REFERENCE NO. OF DOCUMENT BEING CONTINUED   PAGE 14 OF 21
                       PIIN/SIIN DAAB07-03-C-P002        MOD/AMD

NAME OF OFFEROR OR CONTRACTOR: HI ENERGY TECHNOLOGIES, INC.
SECTION F - DELIVERIES OR PERFORMANCE

          Regulatory Cite                            Title                                       Date
          ---------------  -------------------------------------------------------------------   ----
F-1       52.242-15        STOP-WORK ORDER                                                       AUG/1989
F-2       52.247-34        F.O.B. DESTINATION                                                    NOV/1991


CONTINUATION SHEET     REFERENCE NO. OF DOCUMENT BEING CONTINUED   PAGE 15 OF 21
                       PIIN/SIIN DAAB07-03-C-P002        MOD/AMD

NAME OF OFFEROR OR CONTRACTOR: HI ENERGY TECHNOLOGIES, INC.
SECTION G - CONTRACT ADMINISTRATION DATA

                                                                                       JOB
LINE         PRON/                   OBLG                                              ORDER            ACCOUNTING    OBLIGATED
ITEM         AMS CD          ACRN    STAT     ACCOUNTING CLASSIFICATION                NUMBER           STATION       AMOUNT

0001AA       1G27092ACJ      AA      2        21 2204000002627525P665502255Y S28043    2JF8M5           W15GK8        $ 34,587.00
665502M4055
0001AB       1G27092ACJ      AA      2        21 2204000002627525P665502255Y S28043    2JF8M5           W15GK8        $ 34,583.00
665502M4055
0001AC       1G27092ACJ      AA      2        21 2204000002627525P665502255Y S28043    2JF8M5           W15GK8        $ 34,583.00
665502M4055
0001AD       1G27092ACJ      AA      2        21 2204000002627525P665502255Y S28043    2JF8M5           W15GK8        $ 34,583.00
665502M4055
0001AE       1G27092ACJ      AA      2        21 2204000002627525P665502255Y S28043    2JF8M5           W15GK8        $ 34,583.00
665502M4055
0001AF       1G27092ACJ      AA      2        21 2204000002627525P665502255Y S28043    2JF8M5           W15GK8        $ 34,583.00
665502M4055
0001AG       1G27092ACJ      AA      2        21 2204000002627525P665502255Y S28043    2JF8M5           W15GK8        $ 34,583.00
665502M4055
0001AH       1G27092ACJ      AA      2        21 2204000002627525P665502255Y S28043    2JF8M5           W15GK8        $ 34,583.00
665502M4055
0001AJ       1G27092ACJ      AA      2        21 2204000002627525P665502255Y S28043    2JF8M5           W15GK8        $ 34,583.00
665502M4055
0001AK       1G27092ACJ      AA      2        21 2204000002627525P665502255Y S28043    2JF8M5           W15GK8        $ 34,583.00
665502M4055
0001AL       1G27092ACJ      AA      2        21 2204000002627525P665502255Y S28043    2JF8M5           W15GK8        $ 34,583.00
665502M4055
0002AA       1G27092ACJ      AA      2        21 2204000002627525P665502255Y S28043    2JF8M5           W15GK8        $ 34,583.00
665502M4055
                                                                                                                 ------------------
                                                                                                        TOTAL         $415,000.00

SERVICE                                                                ACCOUNTING                                     OBLIGATED
NAME     TOTAL BY ACRN     ACCOUNTING CLASSIFICATION                   STATION                                        AMOUNT
----     -------------     -------------------------                   -------                                        ------

Army     AA                21 2204000002627525P665502255Y S28043       W15GK8                                         $415,000.00

                                                                                                                TOTAL $415,000.00

          Regulatory Cite                            Title                                       Date
          ---------------  -------------------------------------------------------------------   ----
G-1      252.204-7004      REQUIRED CENTRAL CONTRACTOR REGISTRATION (CCR)                        NOV/2001


a) Definitions.
As used in this clause--

          (1) Central Contractor Registration (CCR) database means the primary DoD repository for contractor information required for the conduct of business with DoD.

          (2) Data Universal Numbering System (DUNS) number means the 9-digit number assigned by Dun and Bradstreet Information Services to identify unique business entities.

CONTINUATION SHEET     REFERENCE NO. OF DOCUMENT BEING CONTINUED   PAGE 16 OF 21
                       PIIN/SIIN DAAB07-03-C-P002        MOD/AMD

NAME OF OFFEROR OR CONTRACTOR: HI ENERGY TECHNOLOGIES, INC.

          (3) Data Universal Numbering System +4 (DUNS+4) number means the DUNS number assigned by Dun and Bradstreet plus a 4-digit suffix that may be assigned by a parent (controlling) business concern. This 4-digit suffix may be assigned at the discretion of the parent business concern for such purposes as identifying subunits or affiliates of the parent business concern.

          (4) Registered in the CCR database means that all mandatory information, including the DUNS number or the DUNS+4 number, if applicable, and the corresponding Commercial and Government Entity (CAGE) code, is in the CCR database; the DUNS number and the CAGE code have been validated; and all edits have been successfully completed.

          (b)(1) By submission of an offer, the offeror acknowledges the requirement that a prospective awardee must be registered in the CCR database prior to award, during performance, and through final payment of any contract resulting from this solicitation, except for awards to foreign vendors for work to be performed outside the United States.

          (2) The offeror shall provide its DUNS or, if applicable, its DUNS+4 number with its offer, which will be used by the Contracting Officer to verify that the offeror is registered in the CCR database.

          (3) Lack of registration in the CCR database will make an offeror ineligible for award.

          (4) DoD has established a goal of registering an applicant in the CCR database within 48 hours after receipt of a complete and accurate application via the Internet. However, registration of an applicant submitting an application through a method other than the Internet may take up to 30 days. Therefore, offerors that are not registered should consider applying for registration immediately upon receipt of this solicitation.

          (c) The Contractor is responsible for the accuracy and completeness of the data within the CCR, and for any liability resulting from the Government's reliance on inaccurate or incomplete data. To remain registered in the CCR database after initial registration, the Contractor is required to confirm on an annual basis that its information in the CCR database is accurate and complete.

          (d) Offerors and contractors may obtain information and annual confirmation requirements by calling 1-888-227-2423, or via the Internet at:

                               http://www.ccr.gov

                                 (End of Clause)

          Regulatory Cite                            Title                                       Date
          ---------------  -------------------------------------------------------------------   ----
G-2      52.7025           PLACE OF PERFORMANCE AND SHIPPING POINT                               MAR/1999


     1. The work called for herein will be performed by the contractor at the following location(s):

     Location of Final Manufacture: Irvine, CA 92606-4801
                              (City, County, State)

     Packaging and Packing: Irvine, CA 92606-4801
                              (City, County, State)

     Shipping Point (at or near): 1601 Alton Parkway, Unit B, Irvine, CA 92606-4801
                     (Street Address, City, State, Zip Code)

     Producing facilities: Hi Energy Technologies, Inc., 1601 Alton Parkway, Unit B, Irvine, CA 92606-4801
                  (Owner,Street Address, City, State, Zip Code)

     Operator: Hi Energy Technologies, Inc., 1601 Alton Parkway, Unit B, Irvine, CA 92606-4801
                (Operator, Street Address,City, State, Zip Code)

Contractor's office which will receive payment, supervise and administer the contract:

     1601 Alton Parkway, Unit B, Irvine, CA 92606-4801
     (Street Address,City, State)

     2. Contractor's address on the face page of the contract will be considered as the location of any of the above elements which are not completed to indicate a different address.

CONTINUATION SHEET     REFERENCE NO. OF DOCUMENT BEING CONTINUED   PAGE 17 OF 21
                       PIIN/SIIN DAAB07-03-C-P002        MOD/AMD

NAME OF OFFEROR OR CONTRACTOR: HI ENERGY TECHNOLOGIES, INC.

     3. UNCLASSIFIED CONTRACTS. Unless the prior written approval of the Procuring Contracting Officer (PCO) is obtained, the contractor shall not change the specified place of manufacture, packaging and packing, shipping point and/or producing facilities. Additionally, if such a change is made, the Government shall have the right to deduct from the contract price any increased costs (shipping, administration, etc.) which the Government may incur as a result of the change as well as any savings (labor costs, etc.) that the Government may be entitled to under the Changes clause.

     4. CLASSIFIED CONTRACTS AND ANY CONTRACT THE PERFORMANCE OF WHICH WILL REQUIRE ACCESS TO CLASSIFIED INFORMATION OR MATERIAL. Unless the written approval of the Contracting Officer is obtained in advance, performance under this contract may not be carried on in any plant or factory other than that specified in paragraph 1 of this clause.

          Regulatory Cite                            Title                                       Date
          ---------------  -------------------------------------------------------------------   ----
G-3      52.7050           ADMINISTRATIVE DATA/INSTRUCTIONS TO PAYING OFFICE                     MAR/1999


Project Designation: Topic No. A01-094

Initiating Activity: NVESD_
(Item/Project Manager)

Controlled Item Report Requirements: N/A

Invoice Address: N/A

INSTRUCTIONS TO PAYING OFFICE:


a. The Purchasing Office representative is:

         Name: Anita E. Fischer

         Organization Code: AMSEL-AC-CC-RT-E

         Telephone Area Code and No.: (732) 427-1343

         DSN/Autovon No.: 987-1343

b. Payment will be made by the office designated in Block 12 of Standard Form 26, Block 25 of Standard Form 33, or Block 15 of DD Form 1155. In the case of cost reimbursement type contracts, vouchers should be submitted directly to the cognizant Defense Contract Audit Agency (DCAA). Upon request, the Administrative Contracting Officer (ACO) will furnish the address of the cognizant DCAA. For other type contracts, the invoice should be forwarded directly to the designated paying office.

c. See FAR 52.232-33, Mandatory Information for Electronic Funds Transfer Payment. If payment is not available via electronic transfer then payment to the contractor shall be mailed to the following address (if other than the address shown on SF-26, SF-33 or DD Form 1155):

         Name: N/A

         Address: N/A _

         (City, State, Zip Code)

         UNIT OF PURCHASE: Due to automation, when shipping or billing for the item(s) under this contract, the unit of purchase set forth in the Schedule, Section B, for each item must be used; e.g., if the quantity column indicates '144' for the item and the unit of purchase column indicates 'ea', the system will reject shipping and billing documents which indicate '1 gross'.

NOTE TO PAYING OFFICE: To properly match disbursements with their corresponding receiving/acceptance document, the paying office shall ensure that the invoice/voucher is disbursed from only those accounting classification reference numbers (ACRNs) and their corresponding subline item numbers (SLINs) indicated on the invoice/voucher, acceptance statement or receiving report.

          Regulatory Cite                            Title                                       Date
          ---------------  -------------------------------------------------------------------   ----
G-4      52.7055           MANDATORY USE OF GOVERNMENT TO GOVERNMENT ELECTRONIC MAIL             JUN/1999


          (a) Unless exempted by the Procuring Contracting Officer in writing, communication after contract award between Government agencies shall be transmitted via electronic mail (e-mail).

CONTINUATION SHEET     REFERENCE NO. OF DOCUMENT BEING CONTINUED   PAGE 18 OF 21
                       PIIN/SIIN DAAB07-03-C-P002        MOD/AMD

NAME OF OFFEROR OR CONTRACTOR: HI ENERGY TECHNOLOGIES, INC.

          (b) The following examples include, but are not limited to, the types of communication that shall be transmitted via e-mail:

Instructions to Contract Ordering Officer
Instructions to Administrative Contracting Officer*
Instructions to other Defense Contract Management Command personnel* Instructions to Defense Finance Administration Services
Instructions to Defense Contract Audit Agency
*Includes Government to Government data not covered by the Government's Defense Contract Management Contract ALERTS Program. Audits and audit requests shall be processed through the Monitoring and Analysis Branch, e-mail box
AMSEL-AC-SPD@mail1.monmouth.army.mil

          (c) See Section H Clause 52.6110, Mandatory Use of Contractor to Government Electronic Mail, for further guidance.

NOTE: Upon receipt of the contract, respective Government agencies using e-mail shall provide the Procuring Contracting Officer with their e-mail address, name, title, office symbol, contract number, telephone and fax numbers to the e-mail address set forth in Section H, 52.6110.

                                 (End of clause)

CONTINUATION SHEET     REFERENCE NO. OF DOCUMENT BEING CONTINUED   PAGE 19 OF 21
                       PIIN/SIIN DAAB07-03-C-P002        MOD/AMD

NAME OF OFFEROR OR CONTRACTOR: HI ENERGY TECHNOLOGIES, INC.
SECTION I - CONTRACT CLAUSES

                  Regulatory Cite                             Title                                       Date
                  ---------------   -------------------------------------------------------------------   ----

I-1               52.202-1          DEFINITIONS                                                           DEC/2001
I-2               52.203-3          GRATUITIES                                                            APR/1984
I-3               52.203-5          CONVENANT AGAINST CONTINGENT FEES                                     APR/1984
I-4               52.203-6          RESTRICTIONS ON SUBCONTRACTOR SALES TO THE GOVERNMENT                 JUL/1995
I-5               52.203-6          RESTRICTIONS ON SUBCONTRACTOR SALES TO THE GOVERNMENT (JUL 1995) AND  JUL/1995
                                    ALTERNATE I (OCT 1995)
I-6               52.203-7          ANTI-KICKBACK PROCEDURES                                              JUL/1995
I-7               52.203-8          CANCELLATION, RESCISSION, AND RECOVERY OF FUNDS FOR ILLEGAL OR        JAN/1997
                                    IMPROPER ACTIVITY
I-8               52.203-10         PRICE OR FEE ADJUSTMENT FOR ILLEGAL OR IMPROPER ACTIVITY              JAN/1997
I-9               52.203-12         IMITATION ON PAYMENTS TO INFLUENCE CERTAIN FEDERAL TRANSACTIONS       JUN/1997
I-10              52.204-4          PRINTING/COPYING DOUBLE-SIDED ON RECYCLED PAPER                       AUG/2000
I-11              52.209-6          PROTECTING THE GOVERNMENT'S INTEREST WHEN SUBCONTRACTING WITH         JUL/1995
                                    CONTRACTORS DEBARRED, SUSPENDED, OR PROPOSED FOR DEBARMENT
I-12              52.211-15         DEFENSE PRIORITY AND ALLOCATION REQUIREMENTS                          SEP/1990
I-13              52.215-2          AUDIT AND RECORDS--NEGOTIATION                                        JUN/1999
I-14              52.215-8          ORDER OF PRECEDENCE--UNIFORM CONTRACT FORMAT                          OCT/1997
I-15              52.215-10         PRICE REDUCTION FOR DEFECTIVE COST OR PRICING DATA                    OCT/1997
I-16              52.219-8          UTILIZATION OF SMALL BUSINESS CONCERNS                                OCT/2000
I-17              52.219-9          SMALL BUSINESS SUBCONTRACTING PLAN                                    JAN/2002
I-18              52.222-03         CONVICT LABOR                                                         AUG/1996
I-19              52.222-20         WALSH-HEALEY PUBLIC CONTRACTS ACT                                     DEC/1996
I-20              52.222-35         EQUAL OPPORTUNITY FOR SPECIAL DISABLED VETERANS, VETERANS OF THE      DEC/2001
                                    VIETNAM ERA & OTHER ELIGIBLE VETERANS
I-21              52.222-36         AFFIRMATIVE ACTION FOR WORKERS WITH DISABILITES                       JUN/1998
I-22              52.222-37         EMPLOYMENT REPORTS ON SPECIAL DISABLED VETERANS, VETERANS OF THE      DEC/2001
                                    VIETNAM ERA AND OTHER ELIGIBLE VETERANS
I-23              52.223-6          DRUG-FREE WORKPLACE                                                   MAY/2001
I-24              52.225-10         NOTICE OF BUY AMERICAN ACT REQUIREMENT--CONSTRUCTION MATERIALS        MAY/2002
I-25              52.225-13         RESTRICTIONS ON CERTAIN FOREIGN PURCHASES                             JUL/2000
I-26              52.227-1          AUTHORIZATION AND CONSENT (JUL 1995) AND ALTERNATE I (APR 1984)       JUL/1995
I-27              52.227-2          NOTICE AND ASSISTANCE REGARDING PATENT AND COPYRIGHT INFRINGEMENT     AUG/1996
I-28              52.227-03         PATENT INDEMNITY                                                      APR/1984
I-29              52.227-11         PATENT RIGHTS - RETENTION BY THE CONTRACTOR (SHORT FORM)              JUN/1997
I-30              52.228-7          INSURANCE - LIABILITY TO THIRD PERSONS                                MAR/1996
I-31              52.229-3          FEDERAL, STATE, AND LOCAL TAXES                                       JAN/1991
I-32              52.229-05         TAXES - CONTRACTS PERFORMED IN U.S. POSSESSIONS OR PUERTO RICO        APR/1984
I-33              52.230-2          COST ACCOUNTING STANDARDS                                             APR/1998
I-34              52.232-02         PAYMENTS UNDER FIXED-PRICE RESEARCH AND DEVELOPMENT CONTRACTS         APR/1984
I-35              52.232-17         INTEREST                                                              JUN/1996
I-36              52.232-23 ALT     ASSIGNMENT OF CLAIMS (JAN 1986) AND ALTERNATE I (APR 1984)            JAN/1986
                  I
I-37              52.232-25         PROMPT PAYMENT                                                        FEB/2002
I-38              52.232-33         PAYMENT BY ELECTRONIC FUNDS TRANSFER - CENTRAL CONTRACTOR             MAY/1999
                                    REGISTRATION
I-39              52.233-1          DISPUTES                                                              JUL/2002
I-40              52.242-01         NOTICE OF INTENT TO DISALLOW COSTS                                    APR/1984
I-41              52.242-3          PENALTIES FOR UNALLOWABLE COSTS                                       MAY/2001
I-42              52.242-13         BANKRUPTCY                                                            JUL/1995
I-43              52.243-01         CHANGES - FIXED PRICE                                                 AUG/1987
I-44              52.244-5          COMPETITION IN SUBCONTRACTING                                         DEC/1996
I-45              52.248-1          VALUE ENGINEERING                                                     FEB/2000
I-46              52.249-02         TERMINATION FOR CONVENIENCE OF THE GOVERNMENT (FIXED-PRICE)           SEP/1996
I-47              52.249-09         DEFAULT (FIXED-PRICE RESEARCH AND DEVELOPMENT)                        APR/1984
I-48              252.203-7001      PROHIBITION ON PERSONS CONVICTED OF FRAUD OR OTHER DEFENSE-CONTRACT-  MAR/1999
                                    RELATED FELONIES
I-49              252.205-7000      PROVISION OF INFORMATION TO COOPERATIVE AGREEMENT HOLDERS             DEC/1991
I-50              252.209-7000      ACQUISITION FROM SUBCONTRACTORS SUBJECT TO ON-SITE INSPECTION UNDER   NOV/1995
                                    THE INTERMEDIATE-RANGE NUCLEAR FORCES (INF) TREATY
I-51              252.219-7003      SMALL, SMALL DISADVANTAGED AND WOMEN-OWNED SMALL BUSINESS             APR/1996
                                    SUBCONTRACTING PLAN (DoD CONTRACTS)
I-52              252.225-7009      DUTY-FREE ENTRY--QUALIFYING COUNTRY SUPPLIES (END PRODUCTS AND        AUG/2000
                                    COMPONENTS)


CONTINUATION SHEET     REFERENCE NO. OF DOCUMENT BEING CONTINUED   PAGE 20 OF 21
                       PIIN/SIIN DAAB07-03-C-P002        MOD/AMD

NAME OF OFFEROR OR CONTRACTOR: HI ENERGY TECHNOLOGIES, INC.

                  Regulatory Cite                             Title                                       Date
                  ---------------   -------------------------------------------------------------------   ----


I-53              252.225-7012      PREFERENCE FOR CERTAIN DOMESTIC COMMODITIES                           APR/2002
I-54              252.225-7025      RESTRICTION ON ACQUISITION OF FORGINGS                                JUN/1997
I-55              252.225-7026      REPORTING OF CONTRACT PERFORMANCE OUTSIDE THE UNITED STATES           JUN/2000
I-56              252.225-7031      SECONDARY ARAB BOYCOTT OF ISRAEL                                      JUN/1992
I-57              252.227-7016      RIGHTS IN BID OR PROPOSAL INFORMATION                                 JUN/1995
I-58              252.227-7018      RIGHTS IN NONCOMMERCIAL TECHNICAL DATA AND COMPUTER SOFTWARE--SMALL   JUN/1995
                                    BUSINESS INNOVATIVE RESEARCH (SBIR) PROGRAM
I-59              252.227-7025      LIMITATIONS ON THE USE OR DISCLOSURE OF GOVERNMENT-FURNISHED          JUN/1995
                                    INFORMATION MARKED WITH RESTRICTIVE LEGENDS
I-60              252.227-7030      TECHNICAL DATA--WITHHOLDING OF PAYMENT                                MAR/2000
I-61              252.227-7036      DECLARATION OF TECHNICAL DATA CONFORMITY                              JAN/1997
I-62              252.227-7037      VALIDATION OF RESTRICTIVE MARKINGS ON TECHNICAL DATA                  SEP/1999
I-63              252.228-7000      REIMBURSEMENT FOR WAR-HAZARD LOSSES                                   DEC/1991
I-64              252.243-7001      PRICING OF CONTRACT MODIFICATIONS                                     DEC/1991
I-65              252.246-7000      MATERIAL INSPECTION AND RECEIVING REPORT                              DEC/1991

I-66              52.252-02         CLAUSES INCORPORATED BY REFERENCE                                     FEB/1998


This contract incorporates one or more clauses by reference, with the same force and effect as if they were given in full text. Upon request, the Contracting Officer will make their full text available. Also, the full text of a clause may be accessed electronically at this/these address(es):
http://www.arnet.gov/far
http://farsite.hill.af.mil

                           (End of Clause)

CONTINUATION SHEET     REFERENCE NO. OF DOCUMENT BEING CONTINUED   PAGE 21 OF 21
                       PIIN/SIIN DAAB07-03-C-P002        MOD/AMD

NAME OF OFFEROR OR CONTRACTOR: HI ENERGY TECHNOLOGIES, INC.
SECTION J - LIST OF ATTACHMENTS

List of                                                                                          Number
Addenda                                     Title                               Date             of Pages Transmitted By
-------                                     -----                               ----             -----------------------

Exhibit A         CONTRACT DATA REQUIREMENTS LIST (CDRL), DD FORM 1423,         29-AUG-2002      001
                  PROGRESS, STATUS AND MANAGEMENT REPORT, AND DATA ITEM
                  DESCRIPTION (DID), DI-MGMT-80227

Exhibit B         CONTRACT DATA REQUIREMENTS LIST (CDRL), DD FORM 1423,         29-AUG-2002      001
                  SCIENTIFIC AND TECHNICAL REPORT, YEARLY REPORT, AND DATA
                  ITEM DESCRIPTION (DID), DI-MISC-80711A

Exhibit C         CONTRACT DATA REQUIREMENTS LIST (CDRL), SCIENTIFIC AND        29-AUG-2002      001
                  TECHNICAL REPORT, FINAL REPORT, AND DATA ITEM DESCRIPTION
                  (DID), DI-MISC-80711A

                                                        PADDS DISTIBUTION LIST


                                                                             PCN: P10CC99114R
                                                                             PAGE: 1
                                                                             PRINT DATE: 14-JAN-2003
PIIN   DAAB07-03-C-P002                                                      MOD NO:
SUBMITTED BY  P3BEU                                                          BUYER NAME: ANITA FISCHER
DOLLAR VALUE   $415,000
                                                                             DD350 INCLUDED   X


                                    Number     Date                                     Number   Date
                                    Copies       Stamp                                           Copies   Stamp
Office of PCO
(Original Contract/Mod)             1                Procuring Element AMSEL-ACCC-RT-E       1

                                                     Requiring Element ______ Contract (MOD) 1

         Contractor                 1
       Dup/Orig Contract/Mod        1

HI ENERGY TECHNOLOGIES, INC.                         DCMC SANTA ANA
1601 ALTON PARKWAY, UNIT B                           34 CIVIC CENTER PLAZA
IRVINE, CA 92606-4801                                PO BOX C-12700
                                                     SANTA ANA, CA 92712-2700

         Paying Office                                        Contract Admin ADP Point       1
         Contract/Mod               1                                  Contract/Mod          1

DFAS-COLUMBUS CENTER                                 DFC/EL SEGUNDO
WEST ENTITLEMENT OPERATIONS                          PO BOX 182351
PO BOX 182381                                        COLUMBUS, OH 43218-2351
COLUMBUS, OH 43218-2381


         SBA Office
         Contract/Mod

No SBA Office


--------------------------------------------------------------------------------
      CONTRACT DATA REQUIREMENTS LIST                            Original Form
           Approved (1 DATA ITEM)                              OMB No. 0704-0188
--------------------------------------------------------------------------------

Public reporting burden for this collection of information is estimated to average 110 hours per response, including the time for reviewing instructions, searching existing data sources, gathering and maintaining the data needed, and completing and reviewing the collection of information. Send comments regarding this burden estimate or any other aspect of this collection of information, including suggestions for reducing this burden, to Department of Defense, Washington Headquarters Services, Directorate for Information Operations and Reports, 1215 Jefferson Davis Highway, Suite 1204, Arlington, VA. 22202-4302, and to the Office of Management and Budget, Paperwork Reduction Project (0704-0188), Washington, DC 20503. Please DO NOT RETURN your form to either of these addresses. Send completed form to the Government Issuing Contracting Officer for Contract/PR No. listed in Block E.

--------------------------------------------------------------------------------------------------------------------
A. CONTRACT LINE ITEM NO.        B. EXHIBIT       C. CATEGORY:
0001AA-0001AL                        A            TDP       TM      OTHER     MGMT
--------------------------------------------------------------------------------------------------------------------
D. SYSTEM/ITEM                   E. CONTRACT/PR NO.                 F. CONTRACTOR
                                 DAAB07-03-C-P002                   HiEnergy Technologies, Inc.
--------------------------------------------------------------------------------------------------------------------
1. DATA ITEM NO.   2. TITLE OF DATA ITEM                            3. SUBTITLE
   A001            Progress, Status and Management Report
--------------------------------------------------------------------------------------------------------------------
4. AUTHORITY (Data Acquisition Document No.)     5. CONTRACT REFERENCE             6. REQUIRING OFFICE
               DI-MGMT-80227                        SOW PARA. 5.1                     AMSEL-RD-NV-ST-CM
--------------------------------------------------------------------------------------------------------------------
7.  DD 250 REQ    9. DIST      10. FREQUENCY           12. DATE OF FIRST       14.   DISTRIBUTION
                  STATEMENT                            SUBMISSION
                  REQUIRED                                                     -------------------------------------
       DD             D           MTHLY                    DAC
------------------             ------------------------------------------
8. APP CODE                    11. AS OF DATE         13.  DATE OF                                ------------------
                                                      SUBSEQUENT SUBMISSION
                                                                               a. ADDRESSEE       Draft    Final
                                                                                                        ------------
                                                                                                         Reg  Repro
      N/A                        N/A                  N/A
--------------------------------------------------------------------------------------------------------------------
16. REMARKS:                                                                   AMSEL-RD-NV-ST-CM    0     1    0

DOCUMENTATION IS TO BE PREPARED IN CONTRACTOR FORMAT.

FIRST REPORT DUE NLT 45 DAYS AFTER CONTRACT AWARD.

SUBSEQUENT REPORTS ARE DUE NLT 15 DAYS AFTER THE MONTH BEING REPORTED.

BLOCK 9:  DISTRIBUTION STATEMENT D - DISTRIBUTION AUTHORIZED TO THE
DEPARTMENT OF DEFENSE AND DOD CONTRACTORS ONLY.  REASON:  TO PROTECT
TECHNICAL/OPERATIONAL DATA OR INFORMATION.  OTHER REQUESTS SHALL BE
REFERRED TO AMSEL-RD-NV-ST-CM.

                                                                              --------------------------------------
                                                                              15. TOTAL             0     1    0
--------------------------------------------------------------------------------------------------------------------
G. PREPARED BY                     H. DATE                I. APPROVED BY                             J. DATE
Thomas R. Witten                                              Shirley J. Matthews
Project Ldr, ST-CM, NVESD                                   Acquisition Advisor, NVESD
--------------------------------------------------------------------------------------------------------------------
Based upon DD Form 1423-1, 1 Jun 90

--------------------------------------------------------------------------------
      CONTRACT DATA REQUIREMENTS LIST                            Original Form
           Approved (1 DATA ITEM)                              OMB No. 0704-0188
--------------------------------------------------------------------------------
Public reporting burden for this collection of information is estimated to average 110 hours per response, including the time for reviewing instructions, searching existing data sources, gathering and maintaining the data needed, and completing and reviewing the collection of information. Send comments regarding this burden estimate or any other aspect of this collection of information, including suggestions for reducing this burden, to Department of Defense, Washington Headquarters Services, Directorate for Information Operations and Reports, 1215 Jefferson Davis Highway, Suite 1204, Arlington, VA. 22202-4302, and to the Office of Management and Budget, Paperwork Reduction Project (0704-0188), Washington, DC 20503. Please DO NOT RETURN your form to either of these addresses. Send completed form to the Government Issuing Contracting Officer for Contract/PR No. listed in Block E.
--------------------------------------------------------------------------------

A. CONTRACT LINE ITEM NO.        B.  EXHIBIT      C.  CATEGORY:
0002AA                               B            TDP       TM      OTHER     MISC
--------------------------------------------------------------------------------------------------------------------
D. SYSTEM/ITEM                   E. CONTRACT/PR NO.                 F. CONTRACTOR
                                 DAAB07-03-C-P002                   HiEnergy Technologies, Inc.
--------------------------------------------------------------------------------------------------------------------
1. DATA ITEM NO.   2. TITLE OF DATA ITEM                            3. SUBTITLE
B001               Scientific and Technical Report                  Final Report
--------------------------------------------------------------------------------------------------------------------
4. AUTHORITY (Data Acquisition Document No.)     5. CONTRACT REFERENCE             6. REQUIRING OFFICE
              DI-MISC-80711A                        SOW PARA. 5.3                      AMSEL-RD-NV-ST-CM
--------------------------------------------------------------------------------------------------------------------
7.  DD 250 REQ    9. DIST      10. FREQUENCY           12. DATE OF FIRST       14.   DISTRIBUTION
                  STATEMENT                            SUBMISSION
                  REQUIRED                                                     -------------------------------------
       DD             D           ONE/P                   SEE BLK 16
------------------             ------------------------------------------
8. APP CODE                    11. AS OF DATE         13.  DATE OF                                ------------------
                                                      SUBSEQUENT SUBMISSION
                                                                               a. ADDRESSEE       Draft    Final
                                                                                                        ------------
                                                                                                         Reg  Repro
      A                          N/A                  SEE BLK 16
--------------------------------------------------------------------------------------------------------------------
16. REMARKS:                                                                   AMSEL-RD-NV-ST-CM    1     1    0

DOCUMENTATION IS TO BE PREPARED IN CONTRACTOR FORMAT.                          DTIC-RSR                   1

DRAFT REPORT DUE VIA LETTER OF TRANSMITTAL NLT 45 DAYS PRIOR TO THE END OF THE
TECHNICAL EFFORT. GOVERNMENT REQUIRES 21 DAYS FOR REVIEW AND COMMENT.

BLOCK 9:  DISTRIBUTION STATEMENT D - DISTRIBUTION AUTHORIZED TO THE
DEPARTMENT OF DEFENSE AND DOD CONTRACTORS ONLY.  REASON:  TO PROTECT
TECHNICAL/OPERATIONAL DATA OR INFORMATION.  OTHER REQUESTS SHALL BE
REFERRED TO AMSEL-RD-NV-ST-CM.

A COPY OF THE FINAL GOVERNMENT-APPROVED TECHNICAL REPORT SHALL BE SENT TO DTIC
AT CJACOBSO@DTIC.MIL.
                                                                               -------------------------------------
                                                                               15. TOTAL            1     2    0
--------------------------------------------------------------------------------------------------------------------
G. PREPARED BY                     H. DATE                I. APPROVED BY                             J. DATE
 Thomas R. Witten                                             Shirley J. Matthews
 Project Ldr, ST-CM, NVESD                                   Acquisition Advisor, NVESD
--------------------------------------------------------------------------------------------------------------------
Based upon DD Form 1423-1, 1 Jun 90


-------------------------------------------------------------------------------
      CONTRACT DATA REQUIREMENTS LIST                            Original Form
           Approved (1 DATA ITEM)                              OMB No. 0704-0188
--------------------------------------------------------------------------------
Public reporting burden for this collection of information is estimated to average 110 hours per response, including the time for reviewing instructions, searching existing data sources, gathering and maintaining the data needed, and completing and reviewing the collection of information. Send comments regarding this burden estimate or any other aspect of this collection of information, including suggestions for reducing this burden, to Department of Defense, Washington Headquarters Services, Directorate for Information Operations and Reports, 1215 Jefferson Davis Highway, Suite 1204, Arlington, VA. 22202-4302, and to the Office of Management and Budget, Paperwork Reduction Project (0704-0188), Washington, DC 20503. Please DO NOT RETURN your form to either of these addresses. Send completed form to the Government Issuing Contracting Officer for Contract/PR No. listed in Block E.
--------------------------------------------------------------------------------

A. CONTRACT LINE ITEM NO.        B.  EXHIBIT      C.  CATEGORY:
0003                                 C            TDP       TM      OTHER     MISC
--------------------------------------------------------------------------------------------------------------------
D. SYSTEM/ITEM                   E. CONTRACT/PR NO.                 F. CONTRACTOR
                                 DAAB07-03-C-P002 HiEnergy          Technologies, Inc.
--------------------------------------------------------------------------------------------------------------------
1. DATA ITEM NO.   2. TITLE OF DATA ITEM                            3. SUBTITLE
      C001         Scientific and Technical Report                  Scientific Data
--------------------------------------------------------------------------------------------------------------------
4. AUTHORITY (Data Acquisition Document 5. CONTRACT REFERENCE 6. REQUIRING
OFFICE No.)
              DI-MISC-80711A                        SOW PARA. 5.4                      AMSEL-RD-NV-ST-CM
--------------------------------------------------------------------------------------------------------------------
7.  DD 250 REQ    9. DIST      10. FREQUENCY           12. DATE OF FIRST       14.   DISTRIBUTION
                  STATEMENT                            SUBMISSION
                  REQUIRED                                                     -------------------------------------
       LT             D                                       DAC
------------------             ------------------------------------------                               b. COPIES
8. APP CODE                    11. AS OF DATE         13.  DATE OF                                ------------------
                                                      SUBSEQUENT SUBMISSION
                                                                               a. ADDRESSEE       Draft    Final
                                                                                                        ------------
                                                                                                         Reg  Repro
      N/A                        N/A                  N/A
                                                                                                          Reg  Repro
--------------------------------------------------------------------------------------------------------------------
16. REMARKS:                                                                   AMSEL-RD-NV-ST-CM    0     1    0
THIS REPORT SHALL DOCUMENT ALL RAW AND PROCESSED SIGNATURE DATA OF
MINES AND CLUTTER.

DOCUMENTATION IS TO BE PREPARED IN FORMAT AND MEDIA AGREED UPON BY THE
CONTRACTOR AND THE GOVERNMENT.

BLOCK 9:  DISTRIBUTION STATEMENT D - DISTRIBUTION AUTHORIZED TO THE
DEPARTMENT OF DEFENSE AND DOD CONTRACTORS ONLY.  REASON:  TO PROTECT
TECHNICAL/OPERATIONAL DATA OR INFORMATION.  OTHER REQUESTS SHALL BE
REFERRED TO AMSEL-RD-NV-ST-CM.

                                                                               -------------------------------------
                                                                               15. TOTAL            0     1    0
--------------------------------------------------------------------------------------------------------------------
G. PREPARED BY                     H. DATE                I. APPROVED BY                             J. DATE
Thomas R. Witten                    29 August, 2002           Shirley J. Matthews                         29 August 2002
Project Ldr, ST-CM, NVESD                                   Acquisition Advisor, NVESD
--------------------------------------------------------------------------------------------------------------------
Based upon DD Form 1423-1, 1 Jun 90
